UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2010 (December 16, 2010)
QR Energy, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
5 Houston Center
1401McKinney Street, Suite 2400
Houston, Texas 77010
(Address of principal executive office) (Zip Code)
(713) 452-2200
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.
     On December 22, 2010, QR Energy, LP (the “Partnership”) completed its initial public offering (the “Offering”) of 15,000,000 common units representing limited partner interests (“Common Units”) at $20.00 per common unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-169664) (the “Registration Statement”), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”) on September 30, 2010, including a prospectus (the “Prospectus”) filed with the Commission on December 17, 2010 pursuant to rule 424(b).
Omnibus Agreement
     On December 22, 2010, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) by and among the Partnership, QRE GP, LLC, the general partner of the Partnership (the “General Partner”), QRE Operating, LLC (“OLLC”), Quantum Resources A1, LP (“QRA”), Quantum Resources B, LP (“QRB”), Quantum Resources C, LP (“QRC”), QAB Carried WI, LP (“QAB”), QAC Carried WI, LP (“QAC”), Black Diamond Resources, LLC (“Black Diamond” and together with QRA, QRB, QRC, QAB and QAC, collectively, the “Fund” and each, individually, a “Fund Entity”), QA Holdings, LP (“QA Holdings”) and QA Global GP, LLC, the general partner of the Fund (the “QA Global”).
     Under the terms of the Omnibus Agreement, the Fund will offer the Partnership the first opportunity to purchase properties that it may offer for sale, so long as the properties consist of at least 70% proved developed producing reserves. The 70% threshold is a value-weighted determination made by the Fund. Additionally, the Fund will allow the Partnership to participate in acquisition opportunities to the extent that it invests any of the remaining $170 million of its unfunded committed equity capital. Specifically, the Fund will offer the Partnership the first option to participate in at least 25% of each acquisition opportunity available to it, so long as at least 70% of the allocated value is attributable to proved developed producing reserves. In addition to opportunities to purchase proved reserves from, and to participate in future acquisition opportunities with, the Fund, if QA Global or its affiliate establishes another fund to acquire oil and natural gas properties within two years of the closing of the Offering, QA Global will cause such fund to provide the Partnership with a similar right to participate in such fund’s acquisition opportunities. These contractual obligations will remain in effect for five years after the date of the Omnibus Agreement.
     The Omnibus Agreement provides that the Fund will indemnify the Partnership against: (i) title defects, subject to a $75,000 per claim de minimus exception, for amounts in excess of a $4.0 million threshold, and (ii) income taxes attributable to pre-closing operations as of the closing date of the Offering. The Fund indemnification obligation will (i) survive for one year after the closing of the Offering with respect to title, and (ii) terminate upon the expiration of the applicable statute of limitations with respect to income taxes. The Partnership will indemnify the Fund against certain potential environmental claims, losses and expenses associated with the operation of the Partnership’s business that arise after the consummation of the Offering.
     The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated in this Item 1.01 by reference.
Services Agreement
     On December 22, 2010, in connection with the closing of the Offering, the Partnership entered into a Services Agreement (the “Services Agreement”) with Quantum Resources Management, LLC (“QRM”), the General Partner and OLLC, pursuant to which QRM will provide the administrative and acquisition advisory services necessary to allow the General Partner to manage, operate and grow the Partnership’s business.
     Under the Services Agreement, from the closing of the Offering through December 31, 2012, QRM will be entitled to a quarterly administrative services fee equal to 3.5% of the Adjusted EBITDA generated by the Partnership during the preceding quarter, calculated prior to the payment of the fee. After December 31, 2012, in lieu of the quarterly administrative services fee, the General Partner will reimburse QRM, on a quarterly basis, for the allocable expenses QRM incurs in its performance under the Services Agreement, and the Partnership will reimburse the General Partner for such payments it makes to QRM. These expenses include salary, bonus, incentive compensation and other amounts paid to persons who perform services for the Partnership or on its behalf and expenses allocated by QRM to its affiliates.
     The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Services Agreement, which is filed as Exhibit 10.2 to this Form 8-K and incorporated in this Item 1.01 by reference.
Credit Agreement
     On December 22, 2010, in connection with the Offering, the Partnership entered into a Credit Agreement by and among the Partnership, the General Partner, OLLC as Borrower, Wells Fargo Bank, National Association as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, Royal Bank of Canada, The Royal Bank of Scotland plc and Toronto Dominion (New York) LLC, as Documentation Agents and the other lenders party thereto (the “Credit Agreement”).
     The Credit Agreement is a five-year, $750 million revolving credit facility, with an initial borrowing base of approximately $300 million. The borrowing base will be subject to redetermination on a semi-annual basis based on an engineering report with respect to the Partnership’s estimated natural gas, NGL and oil reserves, which will take into account the prevailing natural gas, NGL and oil prices at such time, as adjusted for the impact of the Partnership’s commodity derivative contracts.
     Borrowings under the Credit Agreement are secured by liens on at least 80% of the Partnership’s oil and natural gas properties and all of the Partnership’s equity interests in OLLC and any future guarantor subsidiaries. Borrowings bear interest, at the Partnership’s option, at either (i) the greater of the prime rate of Wells Fargo Bank, National Association, the federal funds effective rate plus 0.50%, and the one-month adjusted LIBOR plus 1.0%, all of which would be subject to a margin that varies from 0.75% to 1.75% per annum according to the borrowing base usage (which is the ratio of outstanding borrowings and letters of credit to the borrowing base then in effect), or (ii) the applicable LIBOR plus a margin that varies from 1.75% to 2.75% per annum according to the borrowing base usage. The unused portion of the borrowing base is subject to a commitment fee of 0.50% per annum.
     The Credit Agreement requires the Partnership to maintain a Leverage Ratio (as such term is defined in the Credit Agreement) of not more than 4.0 to 1.0, and a Current Ratio (as such term is defined in the Credit Agreement) of not less than 1.0 to 1.0.
     Additionally, the Credit Agreement contains various covenants and restrictive provisions which limit the Partnership’s ability to incur additional debt, guarantees or liens; consolidate, merge or transfer all or substantially all of its assets; make certain investments, acquisitions or other restricted payments (including a prohibition on the Partnership’s ability to pay distribution to its unitholders if its borrowing base usage exceeds 95%); modify certain material agreements; engage in certain types of transactions with affiliates; dispose of assets; and prepay certain indebtedness. The Credit Agreement also prohibits the Partnership from entering into commodity derivative contracts covering, in any given year, in excess of the greater of (i) 90% of its forecasted production attributable to proved developed producing reserves and (ii) 85% of its forecasted production from total proved reserves for the next two years and 75% of its forecasted production from total proved reserves thereafter, in each case, based upon production estimates in the most recent reserve report. If the Partnership fails to perform its obligations under these and other covenants, the revolving credit commitments may be terminated and any outstanding indebtedness under the Credit Agreement, together with accrued interest, could be declared immediately due and payable.
     The foregoing description is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Underwriting Agreement
     On December 16, 2010, the Partnership entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Partnership, the General Partner, OLLC, the Fund, QA Global, QA Holdings, and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership, and purchase by the Underwriters, of 15,000,000 Common Units at a price to the public of $20.00 per Common Unit ($18.70 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days (the “Option”) to purchase up to an additional 2,250,000 Common Units (the “Additional Units”) on the same terms. The material terms of the Offering are described in the Prospectus, filed by the Partnership with the Commission on December 17, 2010 pursuant to Rule 424(b) under the Securities Act.
     The Underwriting Agreement contains customary representations, warranties and agreements of the parties, and customary conditions to closing, obligations of the parties and termination provisions. The Partnership, the General Partner and OLLC have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The Offering closed December 22, 2010, and the Partnership received proceeds (net of underwriting discounts, structuring fees and other offering expenses) from the Offering of approximately $275.0 million. As described in the Prospectus, the Partnership will use the proceeds from the Offering, together with borrowings of approximately $225 million under the Credit Agreement, to make a cash distribution to the Fund of approximately $300 million and to repay in full approximately $200 million of the Fund’s debt assumed at the closing of the Offering.
     The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Contribution Agreement
     The description of the Contribution Agreement provided below under Item 2.01 (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.
Long-Term Incentive Plan
     The description of the Long-Term Incentive Plan provided below under Item 5.02 (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the Long-Term Incentive Plan is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.
Relationships
     As more fully described in the section “Certain Relationships and Related Party Transactions” of the Prospectus, which is incorporated herein by reference, affiliates of the Fund own the General Partner and own an aggregate of approximately 47.5% of the outstanding Common Units and all of the subordinated units representing limited partner interests in the Partnership (“Subordinated Units”). In addition, the General Partner owns a 0.1% general partner interest in the Partnership, represented by 35,729 general partner units.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Contribution Agreement
     On December 22, 2010, in connection with the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution, Conveyance and Assumption Agreement by and among the Partnership, the General Partner, OLLC and the Fund Entities (the “Contribution Agreement”):
•	the General Partner agreed to contribute capital to the Partnership to maintain its 0.1% general partner interest in the Partnership, represented by 35,729 general partner units;

•	QRA agreed to contribute certain assets to the Partnership in exchange for, among other things, (i) 6,533,194 Subordinated Units, (ii) 10,329,092 Common Units, (iii) a distribution of approximately $274.3 million and (iv) the Partnership’s and OLLC’s assumption of approximately $186.0 million of QRA’s existing indebtedness;

•	QRB agreed to contribute certain assets to the Partnership in exchange for, among other things, (i) 117,825 Subordinated Units, (ii) 186,283 Common Units and (iii) a distribution of approximately $5.0 million;

•	QRC agreed to contribute certain assets to the Partnership in exchange for, among other things (i) 209,150 Subordinated Units, (ii) 330,670 Common Units, (iii) a distribution of approximately $8.8 million and (iv) the Partnership’s and OLLC’s assumption of approximately $6.1 million QRFC, LP’s existing indebtedness;

•	QAB agreed to contribute certain assets to the Partnership in exchange for, among other things (i) 2,405 Subordinated Units, (ii) 3,802 Common Units and (iii) a distribution of approximately $101,000;

•	QAC agreed to contribute certain assets to the Partnership in exchange for, among other things (i) 4,268 Subordinated Units, (ii) 6,748 Common Units and (iii) a distribution of approximately $179,000; and

•	Black Diamond agreed to contribute certain assets to the Partnership in exchange for, among other things (i) 279,024 Subordinated Units, (ii) 441,142 Common Units, (iii) a distribution of approximately $11.7 million and (iv) the Partnership’s and OLLC’s assumption of approximately $7.9 million of Black Diamond’s existing indebtedness.
     The foregoing description is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The description of the Credit Agreement provided above under Item 1.01 and the description of Partnership’s assumption of indebtedness provided above under Item 2.01 are incorporated in this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.
     The description in Item 2.01 above of the issuances by the Partnership on December 22, 2010 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.
     Each of such Subordinated Units granted under the Contribution Agreement will convert into one Common Unit at the end of the subordination period, which will end on the earlier of: (i) the later to occur of (a) the second anniversary of the closing of the Offering and (b) such time as all arrearages, if any, of distributions of the minimum quarterly distribution on the Common Units have been eliminated; and (ii) the removal of the General Partner other than for cause, provided that no Subordinated Units or Common Units held by the holders of the Subordinated Units or their affiliates are voted in favor of such removal.
     The description of the subordination period contained in the section of the Prospectus entitled “Provisions of Our Partnership Agreement Relating to Cash Distributions— Subordination Period” is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Long-Term Incentive Plan
     On December 22, 2010, in connection with the closing of the Offering, the Board of Directors of the General Partner adopted the QRE GP, LLC Long Term Incentive Plan (the “Plan”) for employees, officers, consultants and directors and consultants of the General Partner and those of its affiliates, including QRM, who perform services for the Partnership. The Plan consists of unit options, restricted units, phantom units, unit appreciation rights, distribution equivalent rights, other unit-based awards and unit awards. The purpose of awards under the long-term incentive plan is to provide additional incentive compensation to employees providing services to us, and to align the economic interests of such employees with the interests of our unitholders. The Plan limits the number of Common Units that may be delivered pursuant to awards under the plan to 1,800,000 units. Common Units cancelled, forfeited or withheld to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards.
     The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.5 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
First Amended and Restated Agreement of Limited Partnership of QR Energy, LP
     On December 22, 2010, in connection with the closing of the Offering, the Partnership amended and restated its Limited Partnership Agreement (as amended, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the section of the Prospectus entitled “The Partnership Agreement” and is incorporated herein by reference.
     The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.
First Amended and Restated Limited Liability Company Agreement of QRE GP, LLC
     On December 22, 2010, in connection with the closing of the Offering, the General Partner amended and restated its Limited Liability Company Agreement (as amended, the “LLC Agreement”). The amendments to the LLC Agreement included provisions regarding, among other things, the rights of the members of the General Partner, distributions and allocations including the management incentive fee, and management by the Board of Directors of the General Partner.
     The foregoing description is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

1.1
Underwriting Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC, Quantum Resources A1, LP, Quantum Resources B, LP, Quantum Resources C, LP, QAB Carried WI, LP, QAC Carried WI, LP, Black Diamond Resources, LLC, QA Holdings, LP, QA Global GP, LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc., and RBC Capital Markets, LLC and the other underwriters named therein dated December 16, 2010.

3.1	First Amended and Restated Agreement of Limited Partnership of QR Energy, LP dated December 22, 2010.
3.2	First Amended and Restated Limited Liability Company Agreement of QRE GP, LLC, dated December 22, 2010.
10.1
Omnibus Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC, Quantum Resources A1, LP, Quantum Resources B, LP, Quantum Resources C, LP, QAB Carried WI, LP, QAC Carried WI, LP, Black Diamond Resources, LLC, QA Holdings, LP and QA Global GP, LLC, dated December 22, 2010.

10.2	Services Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC and Quantum Resources Management, LLC dated December 22, 2010.

10.3
Credit Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC as Borrower, Wells Fargo Bank, National Association as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, Royal Bank of Canada, The Royal Bank of Scotland plc and Toronto Dominion (New York) LLC, as Documentation Agents and the other lenders party thereto, dated as of December 22, 2010.

10.4
Contribution, Conveyance and Assumption Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC, Quantum Resources A1, LP, Quantum Resources B, LP, Quantum Resources C, LP, QAB Carried WI, LP, QAC Carried WI, LP and Black Diamond Resources, LLC dated December 22, 2010.

10.5	QRE GP, LLC Long-Term Incentive Plan, adopted as of December 22, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QR Energy, LP
	By:	QRE GP, LLC, its general partner
Dated: December 22, 2010

	By:	/s/ Greogory S. Roden
		Name:	Gregory S. Roden
		Title:	Vice President and General Counsel

EXHIBIT INDEX

1.1
Underwriting Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC, Quantum Resources A1, LP, Quantum Resources B, LP, Quantum Resources C, LP, QAB Carried WI, LP, QAC Carried WI, LP, Black Diamond Resources, LLC, QA Holdings, LP, QA Global GP, LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc., and RBC Capital Markets, LLC and the other underwriters named therein dated December 16, 2010.

3.1	First Amended and Restated Agreement of Limited Partnership of QR Energy, LP dated December 22, 2010.
3.2	First Amended and Restated Limited Liability Company Agreement of QRE GP, LLC, dated December 22, 2010.
10.1
Omnibus Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC, Quantum Resources A1, LP, Quantum Resources B, LP, Quantum Resources C, LP, QAB Carried WI, LP, QAC Carried WI, LP, Black Diamond Resources, LLC, QA Holdings, LP and QA Global GP, LLC, dated December 22, 2010.

10.2	Services Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC and Quantum Resources Management, LLC dated December 22, 2010.
10.3
Credit Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC as Borrower, Wells Fargo Bank, National Association as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, Royal Bank of Canada, The Royal Bank of Scotland plc and Toronto Dominion (New York) LLC, as Documentation Agents and the other lenders party thereto, dated as of December 22, 2010.

10.4
Contribution, Conveyance and Assumption Agreement by and among QR Energy, LP, QRE GP, LLC, QRE Operating, LLC, Quantum Resources A1, LP, Quantum Resources B, LP, Quantum Resources C, LP, QAB Carried WI, LP, QAC Carried WI, LP and Black Diamond Resources, LLC dated December 22, 2010.

10.5	QRE GP, LLC Long-Term Incentive Plan, adopted as of December 22, 2010.